UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2012

Empeiria Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-54417	27-5079295
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

142 W. 57th Street, 12th Floor
New York, NY 10019	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 887-1150

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Extension for Completion of Business Transaction

Empeiria Acquisition Corp. (the “Company”) today announced that it has met the condition to extend the time period in which it may complete a business transaction, which requires the execution of a letter of intent to complete a business transaction. Pursuant to the Company’s amended and restated certificate of incorporation, the Company has a three-month extension for the completion of a business transaction until December 15, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2012	Empeiria Acquisition corp.

	By:	/s/ Alan B. Menkes
Name: Alan B. Menkes
Title: Chief Executive Officer